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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) July 24, 1997


                       ADVANCED MACHINE VISION CORPORATION
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


             0-20097                                   33-0256103
     (Commission File Number)            (I.R.S. Employer Identification No.)

       2067 Commerce Drive
          Medford, Oregon                                 97504
(Address of principal executive offices)                (Zip Code)

                                  541-776-7700
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)



                            Total Number of Pages: 5


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Item 5.           Other Events

                  On July 24, 1997, Advanced Machine Vision Corporation ("AMV") established September 23, 1997 as its next Annual Meeting date for shareholders of record on August 20, 1997. AMV established August 14, 1997 as the last date for stockholders to submit to AMV proposals for consideration at the Annual Meeting.

Item 7.           Financial Statements and Exhibits

                  c.  Exhibits

                      News release dated August 5, 1997


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADVANCED MACHINE VISION CORPORATION


Date:   August 6, 1997             By:   /s/ Alan R. Steel
                                         --------------------------------
                                         Vice President of Finance and
                                         Chief Financial Officer



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                                  Exhibit Index


99                News release dated August 5, 1997.

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